Exhibit 99.2

Jet.AI’s Board of Directors Authorizes $2 Million Share Repurchase Program and Withdrawal of S-1 Registration Statement

LAS VEGAS, November 13, 2024 (GLOBE NEWSWIRE) — Jet.AI Inc. (“Jet.AI” or the “Company”) (NASDAQ: JTAI), an innovative private aviation and artificial intelligence company, announced today that its board of directors has approved a share repurchase program authorizing the Company to repurchase up to $2 million of its common stock through December 31st, 2025.

Under the stock repurchase program, the Company may buy back its common stock from time to time, in amounts, at prices, and at such times as the Company deems appropriate, subject to market conditions, pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, and federal and state laws governing such transactions, through a variety of methods, which may include open market purchases, privately negotiated transactions, block trades, accelerated share repurchase transactions, purchases through 10b5-1 trading plans, or by any combination of such methods. The repurchase program does not oblige the Company to acquire any specific number of shares and may be modified, discontinued, or suspended at any time.

In connection with this, Jet.AI has decided to withdraw a S-1 registration statement (SEC File No. 333-281911) for a prospective offering that the Company was previously pursuing. After careful consideration, the Company determined that the offering terms contemplated within that S-1 were no longer in the best interests of the Company and its stockholders, and are not aligned with the Company’s current strategic objectives and growth plans. Jet.AI expects to return to compliance with the NASDAQ’s listing rule related to stockholders’ equity in the absence of the offering contemplated by theS-1 ,and further expects to file a moot notice with Nasdaq in advance of the November 26th deadline the exchange imposed on the Company to regain compliance.

“This share repurchase program allows the company to buy shares when we view them as undervalued – particularly in periods of market dislocation,” said Jet.AI Chairman and CEO Mike Winston. “Additionally, because we recently succeeded in exchanging our publicly held warrants for stock to simplify the capital structure - we’re glad to pull this previously contemplated warrant heavy transaction, which is no longer necessary given the company’s position.”

About Jet.AI

Jet.AI operates in two segments, Software and Aviation, respectively. The Software segment features the B2C CharterGPT app and the B2B Jet.AI Operator platform. The CharterGPT app uses natural language processing and machine learning to improve the private jet booking experience. The Jet.AI operator platform offers a suite of standalone software products to enable FAA Part 135 charter providers to add revenue, maximize efficiency, and reduce environmental impact. The Aviation segment features jet aircraft fractions, jet card, on-fleet charter, management, and buyer’s brokerage. Jet.AI is an official partner of the Las Vegas Golden Knights, 2023 NHL Stanley Cup® champions. The Company was founded in 2018 and is based in Las Vegas, Nevada and San Francisco, California.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, with respect to the products and services offered by Jet.AI and the markets in which it operates, and Jet.AI’s projected future results. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K, , and subsequent reports filed by the Company with the Securities and Exchange Commission, as such factors may be further updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the forward-looking events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated.

Readers are cautioned not to put undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and Jet.AI assumes no obligation and does not intend to update or revise these forward-looking statements, whether because of new information, future events, or otherwise, except as provided by law.

Contacts:

Gateway Group, Inc.

949-574-3860

Jet.AI@gateway-grp.com